Supplement to the
Fidelity® Real Estate High Income Fund
January, 29 2004
Prospectus

Shareholder Meeting. On or about November 17, 2004, a meeting of the shareholders of Fidelity Real Estate High Income Fund will be held to vote on various proposals. Shareholders of record on September 20, 2004 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

The following information replaces the information found under the heading "Minimums" in the "Buying and Selling Shares" section on page 13.

Minimums
To Open an Account	$2,000,000
Minimum Balance	$1,000,000

An investor that meets the minimum initial investment requirement and the minimum balance requirement may open additional accounts with a $1,000,000 minimum initial investment and a $100,000 balance minimum. The minimum initial investment requirement and the minimum balance requirement may be waived for sophisticated institutional investors (e.g., defined benefit plans, endowments, and foundations) with respect to investments made through Fidelity institutional asset allocation programs.

The following information replaces the similar information found under the heading "Selling Shares" in the "Buying and Selling Shares" section on page 14.

  If you are selling some but not all of your shares, keep your fund balance above $1,000,000 to keep your fund position open, except fund positions not subject to balance minimums.

The following information replaces the similar information found in the "Features and Policies" section on page 15.

You will be given 30 days' notice to reestablish the minimum balance if your fund balance falls below $1,000,000, for any reason, including solely due to declines in NAV. If you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

REHI-04-03 October 26, 2004
1.742183.106